EXHIBIT 99.8


                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                  5       $173,150        0.10
$50,000.01 - $100,000.00                           54      4,393,294        2.42
$100,000.01 - $150,000.00                         108     13,685,613        7.55
$150,000.01 - $200,000.00                         153     26,965,652       14.87
$200,000.01 - $250,000.00                         136     30,869,236       17.02
$250,000.01 - $300,000.00                         179     49,476,667       27.28
$300,000.01 - $350,000.00                         140     45,264,198       24.96
$350,000.01 - $400,000.00                          19      6,834,500        3.77
$400,000.01 - $450,000.00                           5      2,151,750        1.19
$450,000.01 - $500,000.00                           2        911,200        0.50
$600,000.01 - $650,000.00                           1        632,000        0.35
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: $10,250.00
Maximum: $632,000.00
Average: $226,131.25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     2       $447,847        0.25
4.001% - 4.250%                                     5      1,165,050        0.64
4.251% - 4.500%                                    31      7,333,196        4.04
4.501% - 4.750%                                    59     14,111,415        7.78
4.751% - 5.000%                                    80     18,984,801       10.47
5.001% - 5.250%                                   102     25,338,620       13.97
5.251% - 5.500%                                   148     35,440,838       19.54
5.501% - 5.750%                                   125     28,364,867       15.64
5.751% - 6.000%                                   117     24,791,397       13.67
6.001% - 6.250%                                    64     11,714,503        6.46
6.251% - 6.500%                                    43      9,034,200        4.98
6.501% - 6.750%                                    17      3,308,975        1.82
6.751% - 7.000%                                     2        417,600        0.23
7.001% - 7.250%                                     3        246,350        0.14
7.251% - 7.500%                                     2        279,400        0.15
7.501% - 7.750%                                     1        160,200        0.09
7.751% - 8.000%                                     1        218,000        0.12
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.875%
Weighted Average: 5.484%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.251% - 3.500%                                     1       $114,147        0.06
3.501% - 3.750%                                     2        530,500        0.29
3.751% - 4.000%                                    15      3,712,662        2.05
4.001% - 4.250%                                    35      7,959,996        4.39
4.251% - 4.500%                                    72     17,677,732        9.75
4.501% - 4.750%                                    71     16,428,522        9.06
4.751% - 5.000%                                   108     27,034,195       14.91
5.001% - 5.250%                                   147     35,221,770       19.42
5.251% - 5.500%                                   115     25,669,941       14.15
5.501% - 5.750%                                   106     22,297,847       12.29
5.751% - 6.000%                                    65     11,604,922        6.40
6.001% - 6.250%                                    40      8,720,125        4.81
6.251% - 6.500%                                    16      3,063,350        1.69
6.501% - 6.750%                                     4        653,700        0.36
6.751% - 7.000%                                     1         10,250        0.01
7.001% - 7.250%                                     2        279,400        0.15
7.251% - 7.500%                                     1        160,200        0.09
7.501% - 7.750%                                     1        218,000        0.12
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 7.625%
Weighted Average: 5.183%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                          4       $861,000        0.47
1 Year Libor                                       49     11,940,024        6.58
6 Month Libor                                     749    168,556,236       92.94
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
25 - 30                                            15     $3,140,095        1.73
31 - 36                                           787    178,217,164       98.27
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 27
Maximum: 36
Weighted Average: 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           3       $597,730        0.33
2.001% - 2.250%                                   568    133,849,694       73.80
2.251% - 2.500%                                     2        456,000        0.25
2.501% - 2.750%                                   224     45,507,636       25.09
3.001% - 3.250%                                     4        772,600        0.43
3.251% - 3.500%                                     1        173,600        0.10
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.500%
Weighted Average: 2.380%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                             27     $5,714,185        3.15
3.000%                                            102     22,158,136       12.22
4.000%                                             21      4,426,750        2.44
5.000%                                            557    124,974,819       68.91
6.000%                                             95     24,083,370       13.28
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.770%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            617   $136,861,906       75.47
2.000%                                            185     44,495,354       24.53
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.245%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
8.751% - 9.000%                                     1       $333,700        0.18
9.001% - 9.250%                                     1        196,800        0.11
9.251% - 9.500%                                     9      2,079,961        1.15
9.501% - 9.750%                                    22      5,154,192        2.84
9.751% - 10.000%                                   24      5,539,863        3.05
10.001% - 10.250%                                  23      4,942,200        2.73
10.251% - 10.500%                                  38      8,645,860        4.77
10.501% - 10.750%                                  50     11,455,783        6.32
10.751% - 11.000%                                  58     13,316,565        7.34
11.001% - 11.250%                                  76     19,464,551       10.73
11.251% - 11.500%                                 114     27,227,963       15.01
11.501% - 11.750%                                 102     23,445,907       12.93
11.751% - 12.000%                                 102     21,954,867       12.11
12.001% - 12.250%                                  56     10,011,822        5.52
12.251% - 12.500%                                  42      8,939,700        4.93
12.501% - 12.750%                                  17      3,308,975        1.82
12.751% - 13.000%                                   2        417,600        0.23
13.001% - 13.250%                                   3        246,350        0.14
13.251% - 13.500%                                   2        279,400        0.15
13.501% - 13.750%                                   1        160,200        0.09
13.751% - 14.000%                                   1        218,000        0.12
15.501% - 15.750%                                   1        276,000        0.15
15.751% - 16.000%                                   3        776,000        0.43
16.001% - 16.250%                                   4      1,030,400        0.57
16.251% - 16.500%                                   4      1,069,600        0.59
16.501% - 16.750%                                  10      2,762,050        1.52
16.751% - 17.000%                                   9      2,152,700        1.19
17.001% - 17.250%                                   2        436,400        0.24
17.251% - 17.500%                                   8      1,984,000        1.09
17.501% - 17.750%                                   7      1,386,250        0.76
17.751% - 18.000%                                   3        640,800        0.35
18.001% - 18.250%                                   3        604,400        0.33
18.251% - 18.500%                                   4        898,400        0.50
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 18.500%
Weighted Average: 11.781%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
621 - 640                                          19     $3,993,175        2.20
641 - 660                                          46     11,243,125        6.20
661 - 680                                          90     19,879,032       10.96
681 - 700                                         128     31,132,068       17.17
701 - 720                                         156     33,571,593       18.51
721 - 740                                         157     35,740,137       19.71
741 - 760                                          95     20,658,896       11.39
761 - 780                                          69     15,787,052        8.70
781 - 800                                          28      6,303,031        3.48
801 - 820                                          14      3,049,150        1.68
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 623
Maximum: 814
Weighted Average: 716
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          10     $1,391,104        0.77
50.01% - 55.00%                                     5        991,147        0.55
55.01% - 60.00%                                     9      2,005,700        1.11
60.01% - 65.00%                                    12      2,760,600        1.52
65.01% - 70.00%                                    27      5,508,594        3.04
70.01% - 75.00%                                    41      9,907,306        5.46
75.01% - 80.00%                                   661    150,962,033       83.24
80.01% - 85.00%                                    10      1,776,550        0.98
85.01% - 90.00%                                    16      3,386,501        1.87
90.01% - 95.00%                                    10      2,337,725        1.29
95.01% - 100.00%                                    1        330,000        0.18
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 18.97
Maximum: 100.00
Weighted Average: 78.67
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           7     $1,219,654        0.67
50.01% - 55.00%                                     2        353,147        0.19
55.01% - 60.00%                                     6      1,409,800        0.78
60.01% - 65.00%                                     8      1,845,550        1.02
65.01% - 70.00%                                    12      2,335,994        1.29
70.01% - 75.00%                                    30      7,216,254        3.98
75.01% - 80.00%                                   100     22,791,606       12.57
80.01% - 85.00%                                    21      4,987,377        2.75
85.01% - 90.00%                                   128     28,409,806       15.67
90.01% - 95.00%                                   154     32,897,510       18.14
95.01% - 100.00%                                  334     77,890,562       42.95
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 24.43
Maximum: 100.00
Weighted Average: 91.78
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     751   $170,689,301       94.12
Fully Amortizing                                   51     10,667,959        5.88
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        322    $86,567,926       47.73
Colorado                                           53     10,728,443        5.92
Arizona                                            45      9,190,993        5.07
Washington                                         37      7,936,310        4.38
Illinois                                           36      7,724,609        4.26
Other                                             309     59,208,979       32.65
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 802   $181,357,259      100.00
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Alternate                                          12     $2,523,288        1.39
Full                                              218     43,843,887       24.18
Limited                                             3        792,500        0.44
No Doc                                             25      5,669,700        3.13
No Ratio                                           56     13,190,900        7.27
Reduced                                           428     99,722,413       54.99
Stated Doc                                         60     15,614,572        8.61
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          554   $126,188,561       69.58
Cash Out Refinance                                133     30,877,651       17.03
Rate/Term Refinance                               115     24,291,047       13.39
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                          143    $24,532,946       13.53
Primary                                           642    153,235,859       84.49
Secondary                                          17      3,588,454        1.98
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Coop                                                4       $950,000        0.52
Condominium                                       161     37,424,368       20.64
PUD                                               132     28,994,311       15.99
Single Family                                     461    101,408,731       55.92
Two- to Four Family                                44     12,579,850        6.94
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
351                                                 1       $318,250        0.18
352                                                 3        789,700        0.44
353                                                 3        569,730        0.31
354                                                 8      1,462,415        0.81
355                                                 6      1,027,200        0.57
356                                                22      4,480,689        2.47
357                                                83     19,456,297       10.73
358                                                97     23,765,101       13.10
359                                               381     84,966,595       46.85
360                                               198     44,521,282       24.55
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------
Minimum: 351
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Downey                                              3       $624,871        0.34
GMAC Mortgage                                     238     55,034,668       30.35
Greenpoint                                        554    124,349,948       68.57
National City Mortgage                              3        610,330        0.34
Nextstar                                            3        529,000        0.29
Wells Fargo                                         1        208,442        0.11
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G4
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Downey Savings                                      3       $624,871        0.34
Family Lending                                      3        835,550        0.46
First Saving                                        3        685,044        0.38
Greenlight                                          2        357,730        0.20
Greenpoint Mortgage Corporation                   554    124,349,948       68.57
Homestar                                           24      4,885,500        2.69
Market Street                                       9      1,494,525        0.82
Mortgage IT                                        78     20,321,866       11.21
Nat City Mortgage                                   3        610,330        0.34
Nexstar                                             3        529,000        0.29
Prism Mortgage/RBC Mortgage                        72     16,057,218        8.85
UBS Conduit                                        47     10,397,235        5.73
Wells Fargo Home Mortgage, Inc.                     1        208,442        0.11
--------------------------------------------------------------------------------
Total:                                            802   $181,357,259      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                               Dec 29, 2004 14:52                  Page 7  of  7